UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2006

XTO ENERGY INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10662	75-2347769
(Commission File Number)	(IRS Employer Identification No.)

810 Houston Street, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(817) 870-2800

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 24, 2006, the Company filed with the Securities and Exchange Commission a Prospectus Supplement, dated March 23, 2006, to the Prospectus, dated February 25, 2005, pursuant to Registration Statement No. 333-122767. The Exhibits filed herewith are filed as part of such Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed as part of Registration Statement No. 333-122767:

Exhibit Number	Description

1.2	Underwriting Agreement

5.1.2	Opinion of Kelly, Hart & Hallman, P.C.

23.4.2	Consent of Kelly, Hart & Hallman, P.C. (set forth in their opinion filed as Exhibit 5.1.2)

25.2	Form T-1 Statement of Eligibility of Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: March 24, 2006	By:	/s/ Frank G. McDonald
Frank G. McDonald Senior Vice President